UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2012

PSYCHIC FRIENDS NETWORK INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33968	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV		89074-772
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (702) 608-7360

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Marc Lasky, Chief Executive Officer, and Michael Lasky, President, of Psychic Friends Network, Inc. attended the the West Coast Wall Street Award Conference in Newport Beach, California on Wednesday, October 17, 2012 and met with prospective investors.

A copy of the presentation materials that Messrs. Lasky provided at the conference is attached as Exhibit 99.1 of this Form 8-K. The presentation is also available on the company's website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Copy of presentation materials Psychic Friends Network, Inc. provided to prospective investors on October 17, 2012 at the West Coast Wall Street Award Conference in Newport Beach, California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIC FRIENDS NETWORK INC.

/s/ Marc Lasky
Marc Lasky
Chief Executive Officer

Date: October 18, 2012